UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 18, 2013 (September 13, 2013)

NANOSPHERE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33775	36-4339870
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4088 Commercial Avenue, Northbrook, Illinois 60062

(Address of Principal Executive Offices) (Zip Code)

(847) 400-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.

On September 18, 2013, Nanosphere, Inc. (the “Company”) completed an underwritten offering (the “Offering”) of 17,250,000 shares of its common stock, par value $0.01 per share, including 2,250,000 shares of common stock issued pursuant to the underwriters’ exercise in full of their over-allotment option (the “Shares”). Piper Jaffray & Co. acted as the sole book-running manager and Canaccord Genuity Inc. and Cowen and Company, LLC acted as co-managers for the Offering. The Shares were issued and sold by the Company pursuant to a purchase agreement dated September 13, 2013 (the “Purchase Agreement”) by and between the Company and Piper Jaffray & Co., as representative of the several underwriters, at a public offering price of $1.75 per share.

The Company estimates that it will receive net proceeds of approximately $27.7 million from the Offering after deducting underwriting discounts and commissions and offering expenses. The Company intends to use the net proceeds from the Offering for general corporate purposes and working capital.

The foregoing is only a brief description of the material terms of the Purchase Agreement and does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the Purchase Agreement, which is filed hereto as Exhibit 1.1 and incorporated by reference herein.

The legal opinion, including the related consent, of Seyfarth Shaw LLP relating to the issuance of the Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K.

On September 18, 2013, the Company issued a press release announcing the completion of the Offering and the issuance and sale of the Shares, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

1.1	Purchase Agreement dated September 13, 2013 by and between Nanosphere, Inc. and Piper Jaffray & Co., as representative of the several underwriters.

5.1	Opinion of Seyfarth Shaw LLP.

23.1	Consent of Seyfarth Shaw LLP (included in Exhibit 5.1).

99.1	Press Release of Nanosphere, Inc. dated September 18, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NANOSPHERE, INC.

Dated: September 18, 2013	By:	/s/ Roger Moody
Roger Moody
Chief Financial Officer, Vice President of Finance & Administration, Treasurer, Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Purchase Agreement dated September 13, 2013 by and between Nanosphere, Inc. and Piper Jaffray & Co., as representative of the several underwriters.

5.1	Opinion of Seyfarth Shaw LLP.

23.1	Consent of Seyfarth Shaw LLP (included in Exhibit 5.1).

99.1	Press Release of Nanosphere, Inc. dated September 18, 2013.

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